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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 29, 2003
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                Date of Report (Date of earliest event reported)


                               Radix Marine, Inc.
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             (Exact name of registrant as specified in its charter)

            Nevada                                        001-15337
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(State or other jurisdiction       (Commission        (IRS Employer of
        incorporation)             File Number)       Identification No.)

     9119 Ridgetop Boulevard, Suite 260
            Silverdale, Washington                        98383
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   (Address of principal executive offices)             (Zip Code)

                                 (360) 692-0609
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               Registrant's telephone number, including area code

                          fka Modern MFG Services, Inc.
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         (Former name or former address, if changed since last report.)



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Item 4.  Changes in Registrant's Certifying Accountant.

On September 29, 2003, Radix Marine, Inc., a Nevada corporation (the "Corporation"), dismissed Singer Lewak Greenbaum & Goldstein LLP ("Singer") as the Corporation's independent auditor. Singer was engaged as the Corporation's independent auditor from May 16, 2003 to September 29, 2003 (the "Engagement Period"). Singer has issued no reports on financial statements of the Corporation for the Engagement Period or for the years ended June 30, 2001 and 2002. On June 5, 2003, Singer reported on the financial statements of Integrated Maritime Platforms International Inc, a subsidiary of the Corporation, for the year ended December 31, 2002 and for the period from April 9, 2001 inception to December 31, 2001.

The decision to dismiss Singer was approved by the Corporation's Board of Directors. During the Engagement Period (and each of the two (2) years ended June 30, 2001 and 2002) there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Singer's satisfaction would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. During the Engagement Period (and each of the two
(2) years ended June 30, 2001 and 2002) Singer did not advise the Corporation of any "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K. The Corporation requested Singer to furnish a letter addressed to the Commission, stating whether it agrees with the statements made by the Corporation, and, if not, stating the respects in which it does not agree. A copy of this letter, dated as of October 9, 2003, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

On September 29, 2003, the Corporation engaged Jonathon Reuben, C.P.A. ("Reuben") as its principal accountant to audit the Corporation's financial statements. During the two (2) years ended June 30, 2001 and 2002, the Corporation did not consult Reuben on any matters described in Item 304(a)(2)(i) of Regulation S-K. During each of the two (2) years ended June 30, 2001 and 2002, the Corporation did not consult Reuben on any matters described in Item 304(a)(2)(ii) of Regulation S-K. The Corporation has provided Reuben with the opportunity to furnish it with a letter addressed to the Commission containing any new information, clarification of the Corporation's expression of its views, or the respects in which it does not agree with the statements made herein by the Corporation in response to Item 304(a).

Item 7.  Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit Number     Description
      --------------     -----------
      16.1               Letter on change in certifying accountant



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Radix Marine, Inc.
                                        (Name of Registrant)


Date:  October 6, 2003                  By: /s/ Kathy Bright
                                            -------------------------
                                            Kathy Bright
                                            Chief Executive Officer & President




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                                INDEX TO EXHIBITS


Exhibit Number      Description
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16.1                Letter on change in certifying accountant






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